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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                        Pursuant to Section 13 or 15(d)
                     of the Securities exchange Act of 1934

      Date of Report (Date of earliest event reported): February 10, 2000

                            PHARMACIA & UPJOHN, INC.
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             (Exact Name of Registrant as Specified in its Charter)

        Delaware                       1-11557                 98-0155411
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(State or Other Jurisdiction of   (Commission File Number)    (IRS Employer
Incorporation or Organization)                               Identification No.)

           100 Route 206 North
           Peapack, New Jersey                           07977
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 (Address of Principal Executive Offices)               Zip Code

                                   (888) 768-5501
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               (Registrant's telephone number, including area code)

                                      N/A
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        (Former Name or Former Address, if Changed Since Last Report)
================================================================================


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ITEM 5.        Other Events.

     On February 10, 2000, Pharmacia & Upjohn, Inc., a Delaware corporation ("P&U"), announced its 1999 fourth quarter sales and earnings.

     A copy of the press release issued by P&U on February 10, 2000 is attached hereto as Exhibit 99 and is hereby incorporated by reference herein.

ITEM 7.        Financial Statements and Exhibits.

     (a)  Financial statements of businesses acquired.

          Not applicable.

     (b)  Pro forma financial information.

          Not applicable.

     (c)  Exhibits

          (99)   Press release, dated February 10, 2000.

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    February 18, 2000

                                     PHARMACIA & UPJOHN, INC.

                                     By: /s/ Don W. Schmitz
                                         -------------------------------------

                                         Name:   Don W. Schmitz
                                         Title:  Vice President, Associate
                                                 General Counsel and
                                                 Corporate Secretary


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                                 EXHIBIT INDEX

  Exhibit
    No.            Description
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    99       Press Release, dated February 10, 2000.



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